ARTICLES

Industry Canada Industrie Canada

Certificate of Amendment

Canada Business Corporations Act

Certificat de modification

Loi canadienne sur les sociétés par actions

CEN Biotech Inc.

Corporate name / Dénomination sociale

859870-3

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Virginie Ethier

Director / Directeur

2014-12-18

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Canada

Industry Canada / Industrie Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
CEN Biotech Inc.

2 Corporation number
Numéro de la société
859870-3

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Bahige (Bill) Chaaban

Bahige (Bill) Chaaban
226-344-0660

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Schedule / Annexe
Amendment Schedules / Annexes - Modification

Section 3 of the articles of incorporation of the Corporation (the classes and any maximum number of shares that the Corporation is authorized to issue) is amended as follows:

a)To increase the authorized capital of the Corporation by the creation of an unlimited number of Special Voting shares.

b)After giving effect to the foregoing, the authorized capital of the Corporation shall consist of an unlimited number of common shares and an unlimited number Special Voting shares; and

c)To provide that the common shares and the Special Voting shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

I.Voting.

(a)The holders of the common shares shall be entitled to receive notice of and to attend and vote at all meetings of the shareholders of the Corporation (except where the holders of a specified class of shares are entitled to vote separately as a class as provided in the Canada Business Corporations Act (the "Act")). Each common share shall confer the right to one (1) vote in person or by proxy at all meetings of shareholders of the Corporation.

(b)The holders of the Special Voting shares shall be entitled to receive notice of and to attend and vote at all meetings of the shareholders of the Corporation (except where the holders of a specified class of shares are entitled to vote separately as a class as provided in the Act). Each Special Voting share shall confer the right to five hundred (500) votes in person or by proxy at all meetings of shareholders of the Corporation.

II.Dividends.

a)The holders of the common shares and the Special Voting shares are entitled to such dividends as the directors of the Corporation may declare from time to time on the common shares and the Special Voting shares, in their absolute discretion, in accordance with applicable law. Any such dividends are payable by the Corporation as and when determined by the directors of the Corporation, in their absolute discretion. The directors may also determine whether any such dividend is payable in money or property or by issuing fully paid shares of the Corporation.

b)The common shares and the Special Voting shares rank equally as to dividends on a share for share basis and all dividends declared and payable on the common shares or the Special Voting shares are payable in equal or equivalent amounts per share on all the common shares and the Special Voting shares at the time outstanding without preference or distinction.

III.Liquidation, Dissolution and Winding-up.

In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the common shares and the Special Voting shares shall be entitled to receive equally share for share, without preference or distinction, the remaining property of the Corporation.

Industry Canada Industrie Canada

Canada Business Corporations Act (CBCA)
FORM 4
ARTICLES OF AMENDMENT
(Sections 27 or 177)

1 - Corporate name

CEN Biotech Inc.

2 - Corporation number

859371-3

3 - The articles are amended as follows: *(Please note that more than one section can be filled out)*

A: The corporation changes its name to:

N/A

B: The corporation changes the province or territory in Canada where the registered office is situated to:
To complete the change, a Form 3 - Change of Registered Office Address must accompany the Articles of Amendment.

N/A

C: The corporation changes the minimum and/or maximum number of directors to: *(For a fixed number of directors, please indicate the same number in both the minimum and maximum options).*

Minimum number ____ **Maximum number** ____

D: Other changes: *(e.g., to the classes of shares, to restrictions on share transfers, to restrictions on the businesses of the corporation or to any other provisions that are permitted by the CBCA to be set out in the Articles)* **Please specify.**

See attached Schedule.

4 - Declaration

I hereby certify that I am a director or an authorized officer of the corporation.

Signature: [signature]

Print name: Bahige (Bill) Chaaban *Telephone number:* 226-344-0660

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

Canada

ARTICLES OF AMENDMENT
CEN BIOTECH INC.

SCHEDULE

Section 3 of the articles of incorporation of the Corporation (the classes and any maximum number of shares that the Corporation is authorized to issue) is amended as follows:

a) To increase the authorized capital of the Corporation by the creation of an unlimited number of Special Voting shares.

b) After giving effect to the foregoing, the authorized capital of the Corporation shall consist of an unlimited number of common shares and an unlimited number Special Voting shares; and

c) To provide that the common shares and the Special Voting shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

I. **Voting.**

(a) The holders of the common shares shall be entitled to receive notice of and to attend and vote at all meetings of the shareholders of the Corporation (except where the holders of a specified class of shares are entitled to vote separately as a class as provided in the *Canada Business Corporations Act* (the "**Act**")). Each common share shall confer the right to one (1) vote in person or by proxy at all meetings of shareholders of the Corporation.

(b) The holders of the Special Voting shares shall be entitled to receive notice of and to attend and vote at all meetings of the shareholders of the Corporation (except where the holders of a specified class of shares are entitled to vote separately as a class as provided in the Act). Each Special Voting share shall confer the right to five hundred (500) votes in person or by proxy at all meetings of shareholders of the Corporation.

II. **Dividends.**

a) The holders of the common shares and the Special Voting shares are entitled to such dividends as the directors of the Corporation may declare from time to time on the common shares and the Special Voting shares, in their absolute discretion, in accordance with applicable law. Any such dividends are payable by the Corporation as and when determined by the directors of the Corporation, in their absolute discretion. The directors may also determine whether any such dividend is payable in money or property or by issuing fully paid shares of the Corporation.

b) The common shares and the Special Voting shares rank equally as to dividends on a share for share basis and all dividends declared and payable on the common shares or the Special Voting shares are payable in equal or equivalent amounts per share on all the common shares and the Special Voting shares at the time outstanding without preference or distinction.

III. **Liquidation, Dissolution and Winding-up.** In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the common shares and the Special Voting shares shall be entitled to receive equally share for share, without preference or distinction, the remaining property of the Corporation.

Industry Canada / Industrie Canada

Certificate of Amendment
Canada Business Corporations Act

Certificat de modification
Loi canadienne sur les sociétés par actions

CEN Biotech Inc.

Corporate name / Dénomination sociale

859870-3

Corporation number / Numéro de société

I HEREBY CERTIFY that the articles of the above-named corporation are amended under section 178 of the *Canada Business Corporations Act* as set out in the attached articles of amendment.

JE CERTIFIE que les statuts de la société susmentionnée sont modifiés aux termes de l'article 178 de la *Loi canadienne sur les sociétés par actions*, tel qu'il est indiqué dans les clauses modificatrices ci-jointes.

Virginie Ethier

Virginie Ethier

Director / Directeur

2014-07-25

Date of Amendment (YYYY-MM-DD)
Date de modification (AAAA-MM-JJ)

Canada

Industry Canada | Industrie Canada

Form 4
Articles of Amendment
Canada Business Corporations Act (CBCA) (s. 27 or 177)

Formulaire 4
Clauses modificatrices
Loi canadienne sur les sociétés par actions (LCSA) (art. 27 ou 177)

1 Corporate name
Dénomination sociale
CEN Biotech Inc.

2 Corporation number
Numéro de la société
859870-3

3 The articles are amended as follows
Les statuts sont modifiés de la façon suivante

See attached schedule / Voir l'annexe ci-jointe

4 Declaration: I certify that I am a director or an officer of the corporation.
Déclaration : J'atteste que je suis un administrateur ou un dirigeant de la société.

Original signed by / Original signé par
Bahige (Bill) Chaaban

Bahige (Bill) Chaaban
226-344-0660

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250 (1) of the CBCA).

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA).

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049.

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049.

Canada

IC 3069 (2008/04)

Schedule / Annexe
Amendment Schedules / Annexes - Modification

The articles of incorporation of the Corporation are amended as follows:

(a)To delete Section 4 of the articles of incorporation entitled "Restrictions on share transfers" in its entirety and replace it with the following:

"Shares of the Corporation may not be transferred unless the restrictions on the transfer of securities of the Corporation contained in section 7 of these Articles (entitled "Other provisions, if any") are complied with."

(b)To delete Section 7 of the articles of incorporation entitled "Other provisions, if any" in its entirety and replace it with the following:

"1.Securities of the Corporation, other than non-convertible debt securities, may not be transferred unless:

(a)(i) the consent of the directors of the Corporation is obtained; or (ii) the consent of shareholders holding more than 50% of the shares entitled to vote at such time is obtained; or

(b)in the case of securities, other than shares, which are subject to restrictions on transfer contained in a security holders' agreement, such restrictions on transfer are complied with.

The consent of the directors or the shareholders for the purposes of this section is evidenced by a resolution of the directors or shareholders, as the case may be, or by an instrument or instruments in writing signed by all of the directors, or shareholders holding more than 50% of the shares entitled to vote at such time, as the case may be.

2.The directors of the Corporation may appoint one or more directors of the Corporation but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders of the Corporation. Any directors of the Corporation appointed pursuant to the previous sentence shall hold office for a term expiring not later than the close of the next annual meeting of shareholders."

Industry Canada / Industrie Canada

Canada Business Corporations Act (CBCA)
FORM 4
ARTICLES OF AMENDMENT
(Sections 27 or 177)

1 - Corporate name

CEN Biotech Inc.

2 - Corporation number

8 5 9 8 7 0 _ 3

3 - The articles are amended as follows: (*Please note that more than one section can be filled out*)

A: The corporation changes its name to:

B: The corporation changes the province or territory in Canada where the registered office is situated to:
To complete the change, a Form 3 - Change of Registered Office Address must accompany the Articles of Amendment.

C: The corporation changes the minimum and/or maximum number of directors to: (*For a fixed number of directors, please indicate the same number in both the minimum and maximum options*).

Minimum number ☐ **Maximum number** ☐

D: Other changes: (*e.g., to the classes of shares, to restrictions on share transfers, to restrictions on the businesses of the corporation or to any other provisions that are permitted by the CBCA to be set out in the Articles*) **Please specify.**

See attached Schedule.

4 - Declaration

I hereby certify that I am a director or an authorized officer of the corporation.

Signature: [signature]

Print name: BAHIGE (BILL) CHAABAN *Telephone number:* 226 3440660

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or to both (subsection 250(1) of the CBCA).

Canada

SCHEDULE / ANNEXE

CEN BIOTECH INC.

The articles of the Corporation are amended as follows:

(a) To delete Section 4 of the articles of incorporation entitled "Restrictions on share transfers" in its entirety and replace it with the following:

"Shares of the Corporation may not be transferred unless the restrictions on the transfer of securities of the Corporation contained in section 7 of these Articles (entitled "Other provisions, if any") are complied with."

(b) To delete Section 7 of the articles of incorporation entitled "Other provisions, if any" in its entirety and replace it with the following:

"1. Securities of the Corporation, other than non-convertible debt securities, may not be transferred unless:

(a) (i) the consent of the directors of the Corporation is obtained; or (ii) the consent of shareholders holding more than 50% of the shares entitled to vote at such time is obtained; or

(b) in the case of securities, other than shares, which are subject to restrictions on transfer contained in a security holders' agreement, such restrictions on transfer are complied with.

The consent of the directors or the shareholders for the purposes of this section is evidenced by a resolution of the directors or shareholders, as the case may be, or by an instrument or instruments in writing signed by all of the directors, or shareholders holding more than 50% of the shares entitled to vote at such time, as the case may be.

2. The directors of the Corporation may appoint one or more directors of the Corporation but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders of the Corporation. Any directors of the Corporation appointed pursuant to the previous sentence shall hold office for a term expiring not later than the close of the next annual meeting of shareholders."

Industry Canada Industrie Canada

Certificate of Incorporation

Canada Business Corporations Act

Certificat de constitution

Loi canadienne sur les sociétés par actions

CEN Biotech Inc.

Corporate name / Dénomination sociale

859870-3

Corporation number / Numéro de société

I HEREBY CERTIFY that the above-named corporation, the articles of incorporation of which are attached, is incorporated under the *Canada Business Corporations Act*.

JE CERTIFIE que la société susmentionnée, dont les statuts constitutifs sont joints, est constituée en vertu de la *Loi canadienne sur les sociétés par actions*.

Marcie Girouard

Director / Directeur

2013-08-04

Date of Incorporation (YYYY-MM-DD)
Date de constitution (AAAA-MM-JJ)

Canada

Industry Canada / Industrie Canada

Form 1 Articles of Incorporation
Canada Business Corporations Act (s. 6)

Formulaire 1 Statuts constitutifs
Loi canadienne sur les sociétés par actions (art. 6)

1 Corporate name
Dénomination sociale

CEN Biotech Inc.

2 The province or territory in Canada where the registered office is situated
La province ou le territoire au Canada où est situé le siège social

ON

3 The classes and any maximum number of shares that the corporation is authorized to issue
Catégories et le nombre maximal d'actions que la société est autorisée à émettre

The corporation is authorized to issue an unlimited number of common shares.

4 Restrictions on share transfers
Restrictions sur le transfert des actions

None

5 Minimum and maximum number of directors
Nombre minimal et maximal d'administrateurs

Min. 1 Max. 10

6 Restrictions on the business the corporation may carry on
Limites imposées à l'activité commerciale de la société

None

7 Other Provisions
Autres dispositions

None

8 **Incorporator's Declaration:** I hereby certify that I am authorized to sign and submit this form.
Déclaration des fondateurs : J'atteste que je suis autorisé à signer et à soumettre le présent formulaire.

Name(s) - Nom(s)	Original Signed by - Original signé par
Creative Edge Nutrition Inc.	Bill Chaaban Bill Chaaban

Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA)

Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d'une amende maximale de 5 000 $ et d'un emprisonnement maximal de six mois, ou l'une de ces peines (paragraphe 250(1) de la LCSA)

You are providing information required by the CBCA. Note that both the CBCA and the *Privacy Act* allow this information to be disclosed to the public. It will be stored in personal information bank number IC/PPU-049

Vous fournissez des renseignements exigés par la LCSA. Il est à noter que la LCSA et la *Loi sur les renseignements personnels* permettent que de tels renseignements soient divulgués au public. Ils seront stockés dans la banque de renseignements personnels numéro IC/PPU-049